UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2019

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Executive Vice President, Global Head of Sales and Client Solutions

On June 1, 2019, John W. Wiseman will step down from his position as Executive Vice President, Global Head of Sales and Client Solutions for FactSet Research Systems Inc. (“FactSet” or the “Company”). Mr. Wiseman, who has been with FactSet since 2004 and in his current role since 2017, will remain with the Company until August 31, 2019, and work together with his replacement in the coming months to ensure a smooth transition.

Appointment of New Executive Vice President, Global Head of Sales and Client Solutions

Effective June 1, 2019, FactSet appointed Franck A.R. Gossieaux as the Company’s new Executive Vice President, Global Head of Sales and Client Solutions. Mr. Gossieaux succeeds John W. Wiseman and will report directly to Philip Snow, FactSet’s Chief Executive Officer.

Prior to his appointment as FactSet’s new Executive Vice President, Global Head of Sales and Client Solutions, Mr. Gossieaux, age 48, held multiple senior leadership roles at FactSet in both Europe and North America including Senior Vice President of Americas Sales, Senior Vice President of EMEA Sales, and Senior Vice President of International Investment Management. Mr. Gossieaux joined FactSet in 2004 as part of the Company’s acquisition of JCF Group. Mr. Gossieaux received a Bachelor of Science in economics from the University Panthéon-Assas (Sorbonne-Assas) in Paris.

Mr. Gossieaux does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release announcing the matters described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of FactSet Research Systems Inc., dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: May 28, 2019	By:	/s/ HELEN L. SHAN
Helen L. Shan
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release of FactSet Research Systems Inc., dated May 28, 2019